Exhibit 24


                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Wayne R. Weidner, Glenn E. Moyer, and H. Anderson Ellsworth, Esquire, and each of them, his or her true and lawful attorney-in-fact, as agent with full power of substitution and resubstitution for him or her in his or her name, place and stead, in any and all capacity, to sign any or all amendments to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in- fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as they might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



Signature                 Title
---------                 -----

/s/John H. Body           Director                             March 5, 2003
-------------------------
John H. Body


/s/Frederick H. Gaige     Director                             March 5, 2003
-------------------------
Frederick H. Gaige


/s/John W. Jacobs         Director                             March 5, 2003
-------------------------
John W. Jacobs


 /s/Frederick P. Krott    Director                             March 5, 2003
-------------------------
Frederick P. Krott


/s/Patricia L. Langiotti  Director                             March 5, 2003
-------------------------
Patricia L. Langiotti

/s/Kenneth A. Longacre    Director                             March 5, 2003
-------------------------
Kenneth A. Longacre


/s/Glenn E. Moyer         Director                             March 5, 2003
-------------------------
Glenn E. Moyer


/s/Alexander Rankin       Director                             March 5, 2003
-------------------------
Alexander Rankin


/s/Robert E. Rigg         Director                             March 5, 2003
-------------------------
Robert E. Rigg


/s/C. Robert Roth         Director                             March 5, 2003
-------------------------
C. Robert Roth


/s/John C. Spier          Director                             March 5, 2003
------------------------
John C. Spier


/s/Wayne R. Weidner       Director, Chairman,                  March 5, 2003
-----------------------   President and Chief
Wayne R. Weidner          Executive Officer (Principal
                          Executive Officer